Allowance for Long-Term Receivables	3 Months Ended
Apr. 02, 2011
Allowance for Long-Term Receivables [Abstract]
Allowance For Long Term Receivables
Allowance for Long-Term Receivables
The Company maintains current receivable amounts with most of its independent distributors and sales force in certain markets. It also maintains long-term receivable amounts with certain of these customers. The Company regularly monitors and assesses its risk of not collecting amounts owed to it by customers. This evaluation is based upon an analysis of amounts current and past due, along with relevant history and facts particular to the customer. It is also based upon estimates of distributor business prospects, particularly related to the evaluation of the recoverability of long-term amounts due. This evaluation is performed market by market and account by account based upon historical experience, market penetration levels, access to alternative channels and similar factors. It also considers collateral of the customer that could be recovered to satisfy debts. The Company records its allowance for uncollectible accounts based on the results of this analysis. The analysis requires the Company to make significant estimates and as such, changes in facts and circumstances could result in material changes in the allowance for doubtful accounts. The Company considers any receivable balance not collected within its contractual terms past due. As of July 2, 2011, $27.1 million of long-term receivables from both active and inactive customers were considered past due, the majority of which were reserved through the Company's allowance for uncollectible accounts.

The balance of the allowance for long-term receivables as of July 2, 2011 was as follows (in millions):

Balance at December 25, 2010	$18.8
Write-offs	(2.0)
Recoveries	(0.6)
Provision (a)	6.0
Currency translation adjustment	1.3
Balance at July 2, 2011	$23.5

(a) Provision includes $1.8 million of reclassifications from current receivables.